                                  [LOGO](TM)
                                  CONSECO(R)


--------------------------------------------------------------------------------
                            Computational Materials
                            -----------------------


                     Conseco Finance Securitizations Corp.
                                    Seller

                             Conseco Finance Corp.
                                   Servicer

                   _________________________________________

                          $281,700,000 (Approximate)

               Certificates for Home Equity Loans Series 2000-A







                               February 3, 2000


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                       TERM SHEET Dated February 3, 2000
                     Conseco Finance Securitizations Corp.
               Certificates for Home Equity Loans, Series 2000-A
                          $281,700,000 (Approximate)
                              Subject to Revision



SELLER:                     Conseco Finance Securitizations Corp.
                            ("Conseco Securitizations")

SERVICER:                   Conseco Finance Corp. ("Conseco Finance")

TRUSTEE:                    U.S. Bank Trust National Association

CO-LEAD MANAGERS AND
JOINT BOOKRUNNERS:          Credit Suisse First Boston and Banc of America
                            Securities LLC

------------------------------------------------------------------------------------------------------------------------------------

                                                     Est.      Est.    Est.   Est. Prin.     Final        Expected Ratings
                                                                                                          ----------------
                                                     WAL       WAL     Prin.    Window     Scheduled    S&P     Moodys    DCR
                 Approximate                        (yrs)     (yrs)   Window    (mos)    Distribution
Class               Size          Type            Call/(1)/   Matur.   (mos)   Maturity      Date
                                                                     Call/(1)/
------------------------------------------------------------------------------------------------------------------------------------

Offered Certificates
--------------------
AV /(2)/       $237,150,000   Senior Pass Through    1.71      1.87    1 - 53    1 - 80    [2/15/31]    AAA     Aaa      AAA

MV-1 /(2)/       17,250,000        Mezzanine         4.15      5.23   45 - 53  45 - 102    [2/15/31]     AA     Aa2       AA

MV-2 /(2)/       18,000,000        Mezzanine         3.94      4.99   41 - 53  41 - 102    [2/15/31]     A      A2        A

BV-1 /(2)/        9,300,000       Subordinate        3.83      4.88   39 - 53  39 - 102    [2/15/31]    BBB    Baa1     BBB+


Non-Offered Certificates
------------------------

BV-2 /(2)/       13,800,000       Subordinate-       3.57      3.92   37 - 53  37 - 102    [2/15/31]    BBB-   Baa3     BBB
                               Corporate Guaranty

------------------------------------------------------------------------------------------------------------------------------------

     (1) All Offered Certificates are priced to the 20% call, as further described herein. The Certificates will priced using a constant prepayment rate of 30% CPR.
     (2) The pass-through rate shall equal the lesser of one-month LIBOR plus the applicable margin or the Available Funds Pass-Through Rate described herein, but in no case more than 14%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                   Conseco Finance 2000-A Structure Diagram
                   ----------------------------------------
                       Principal Distribution Priorities
                       ---------------------------------


     Principal Priority to the               Principal Priority After the
         Stepdown Date (or if a                   Stepdown Date (assuming no
       Trigger Event exists)                   Trigger Event)


          Pay sequentially               Pay all bonds to maintain specified
                                                  enhancement levels

                                                                                                                 Targeted
                                                                                                                 Enhancement
                                                                                                                 Percentage
                                                                            -------      ------------            ------
                                                                                              AV                 41.90%
---------    ------------------------------------------------
  ARM                                                                         ARM
 Loan         AV            MV-1   MV-2   BV-1  BV-2 O/C                      Loan           MV-1                30.40%
 Group                                                                        Group      ------------            ------
                                                                                             MV-2                18.40%
---------    ------------------------------------------------                            ------------            ------
                                                                                             BV-1                12.20%
                                                                                         ------------            ------
                                                                                             BV-2                 3.00%

---------    ------------------------------------------------               -------      ------------            ------
 Initial
   ARM       79.05%           5.75%  6.00% 3.10% 4.60% 1.50%
 Sizing
---------    ------------------------------------------------
             0            Month                  38                                  37      Month     53+

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                               SUMMARY OF TERMS
                               ----------------

Statistical
Calculation Date:          December 31, 1999

Expected
Cut-off Date:              The trust will be entitled to receive all payments
                           due after December 31, 1999 for all loans other than the Additional Loans(added prior to closing) and Subsequent Loans (added after closing). For each
                           Additional Loan, the trust will be entitled to receive all payments due after January 31, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:     February 24, 2000

Expected Pricing Date:     Week of February 7, 2000

Registration:              The Certificates will be available in book-entry form
                           through DTC, Euroclear or Cedelbank.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15/th/ day of each month (or if such 15/th/ day
                           is not a business day, the next succeeding business
                           day) commencing on March 15, 2000.

Day Count:                 Actual/360.

Denominations:             $1,000 minimum and integral multiples of $1 in excess
                           thereof.

Tax Status:                REMIC Election.

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Additional Loan
Group: Conseco Finance may add another loan group to the trust at a later time which would generally not be available to support the Certificates offered hereby. The trust would issue related certificates that would be collateralized by such additional loan group. Conseco Finance will not include such additional loan group nor issue additional certificates unless S&P, Moodys, and DCR assign to each offered class at least the rating specified on page 2 of this Term Sheet.

Initial Home Equity
Loans: The statistical information presented in this Term Sheet is with respect to the Initial Home Equity Loans (the "Initial Home Equity Loans") only and is based on balances as of the close of business on December 31, 1999. The Initial Home Equity Loans consist primarily of conventional, fully amortizing first lien adjustable rate closed end, one- to four-family residential mortgage loans. The total Initial Home Equity Loans will consist of 1,339 adjustable rate home equity loans, with a principal balance of approximately $161,233,174.


Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, Conseco Securitizations expects to deposit additional loans (the "Additional
                           Loans"). It is expected that the Additional Loans will have characteristics which are substantially similar to the Initial Home Equity Loans.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

Rating Agencies:           Standard and Poor's Ratings Services ("S&P")
                           Moody's Investors Service ("Moodys")
                           Duff & Phelps Credit Rating Co. ("DCR")

Pre-Funding Feature
And Subsequent
Loans: On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Pre-Funded Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Subsequent Home Equity Loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class AV Certificateholders, and, if the principal balance of such class has been reduced to zero, then to the Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Certificateholders, in that order of priority.

Final Home Equity
Loan Pool:                 The Final Home Equity Loan Pool will be based on
                           balances as of the Cut-off Date. The collateral composition of the pool is expected to be similar to the Initial Home Equity Loans.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date, distributions on the
                           Certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Home
                           Equity Loans, and will include amounts otherwise payable to the Servicer (so long as Conseco Finance is the Servicer) as the monthly Servicing Fee, amounts otherwise payable to Conseco Finance as the Guaranty Fee and amounts otherwise payable to the Class C Certificateholder.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                            INTEREST DISTRIBUTIONS
                            ----------------------

Interest on the
Class AV, MV-1, MV-2
BV-1 Certificates:         On each Payment Date the Amount Available will be
                           distributable to pay interest as follows:
                           .   First, to the Class AV Certificateholders;
                           .   Second, to the Class MV-1 Certificateholders;
                           .   Third, to the Class MV-2 Certificateholders; and
                           .   Fourth, to the Class BV-1 Certificateholders.


                           Interest will accrue on the outstanding Class AV principal balance, the Class MV-1 adjusted principal balance, the Class MV-2 adjusted principal balance, and the Class BV-1 adjusted principal balance, at the related pass-through rate calculated on an Actual/360 basis. Interest on the outstanding Class AV principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance and Class BV-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class MV-1, MV-2 and BV-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of offered certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the outstanding certificates of such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

AV, MV-1, MV-2, BV-1
Pass-Through Rate:         The pass-through rate for the Offered Certificates
                           will be floating and for any monthly period will equal the least of (i) one-month LIBOR plus the pass-through margin, (ii) the Adjustable Rate Available
                           Funds Pass-Through Rate or (iii) 14.0%.

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Home Equity Loans. The
                           "Expense Adjusted Loan Rate" on any Home Equity Loan is equal to the then applicable home equity loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum.

Available Funds Cap
Carryover Amount:          If on any Payment Date, the pass-through rate for a
                           class of adjustable rate Certificates is based on the Available Funds Pass-Through Rate, holders of that class of certificates will be entitled to receive the Available Funds Cap Carryover Amount to the extent funds are available.

                           The "Available Funds Cap Carryover Amount" is the sum of (1) the excess of (A) the amount of interest that class of Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month LIBOR plus the applicable pass-through margin (but in no event exceeding 14.00%) over (B) the amount of interest that class would receive on that Payment Date at the Available Funds Pass-Through Rate, and (2) the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable pass-through rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14.00%).

                           The ratings assigned to the adjustable rate certificates do not address the likelihood of the payment of the Available Funds Cap Carryover Amount.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

Class BV-2 Interest:       After payment of all interest and principal due on
                           the Class AV, Class MV-1, Class MV-2 and Class BV-1
                           Certificates, interest will be paid to the Class BV-2
                           Certificateholders in an amount equal to the product of (a) the Class BV-2 pass-through rate and (b) the then outstanding Class BV-2 principal balance. The
                           Class BV-2 Limited Guaranty will be available to pay interest to the Class BV-2 Certificateholders if the remaining Amount Available is not sufficient to cover such payment.

                           Interest on the Class BV-2 Certificates will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on an Actual/360 basis. Interest shortfalls will be carried forward, and will accrue interest at the BV-2 pass-through rate, to the extent legally permissible.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                            PRINCIPAL DISTRIBUTIONS
                            -----------------------

     On each Payment Date after all interest is distributed to the Class AV, Class MV-1, Class MV-2, and Class BV-1 Certificateholders, the remaining Amount Available will be distributed as principal in the following amounts and order of priority:

     i) first, to the Class AV Certificateholders, the Class AV Principal Distribution Amount;
     ii) second, to the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount;
     iii) third, to the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount; and
     iv) fourth, to the Class BV-1 Certificates, the Class BV-1 Principal Distribution.

     If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among the outstanding certificates of such class.

Formula Principal
Distribution Amount:     On each Payment Date, the Formula Principal
                         Distribution Amount will be equal to the sum of (i) all scheduled payments of principal due on each outstanding loan during the related due period, (ii) the scheduled principal balance of each loan which, during the related due period, was repurchased by Conseco Finance,
                         (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related due period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account.

Class AV Principal
Distribution Amount:     With respect to any Payment Date prior to the Stepdown
                         Date or as to which a Trigger Event is in effect, the Class A Principal Distribution Amount will equal 100% of the Formula Principal Distribution Amount for such Payment Date. With respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (A) the Class AV
                         Certificate Principal Balance immediately prior to such Payment Date over (B) the lesser of (a) 58.10% of the Scheduled Principal Balance on the preceding Due Date or (b) the Scheduled Principal Balance of the Home
                         Equity Loans on the preceding Payment Date less 1.5% of the Scheduled Principal Balance of the Home Equity
                         Loans as of the Cut-off Date.

Class MV-1 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum for such Group of (A) the Class AV Certificate Principal Balance and (B) the
                         Class MV-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a)
                         69.60% of the Scheduled Principal Balance on the preceding Due Date or (b) the Scheduled Principal
                         Balance of the Home Equity Loans on the preceding
                         Payment Date less 1.5% of the Scheduled Principal
                         Balance of the Home Equity Loans as of the Cut-off
                         Date.

Class MV-2 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum for such Group of (A) the Class AV Certificate Principal Balance and (B) the
                         Class MV-1 Certificate Principal Balance and (C) the
                         Class MV-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a)
                         81.60% of the Scheduled Principal Balance of such Home
                         Equity Loans on the preceding Due Date or (b) the Scheduled Principal Balance of the Home Equity Loans on the preceding Payment Date less 1.5% of the Scheduled
                         Principal Balance of the Home Equity Loans in such
                         Group as of the Cut-off Date.

Class BV-1 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum for such Group of (A) the Class AV Certificate Principal Balance and (B) the
                         Class MV-1 Certificate Principal Balance and (C) the
                         Class MV-2 Certificate Principal Balance and (D) the
                         Class BV-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a)
                         87.80% of the Scheduled Principal Balance of such Home
                         Equity Loans on the preceding Due Date or (b) the Scheduled Principal Balance of the Home Equity Loans on the preceding Payment Date less 1.5% of the Scheduled
                         Principal Balance of the Home Equity Loans as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

Class BV-2 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         Stepdown Date and as long as a Trigger Event is not in effect, the excess of (i) the sum for such Group of (A) the Class AV Certificate Principal Balance and (B) the
                         Class MV-1 Certificate Principal Balance and (C) the
                         Class MV-2 Certificate Principal Balance (D) the Class
                         BV-1 Certificate Principal Balance and (E) the Class
                         BV-2 Certificate Balance immediately prior to such Payment Date over (ii) the lesser of (a) 97.00% of the Scheduled Principal Balance of such Home Equity Loans on the preceding Due Date or (b) the Scheduled
                         Principal Balance of the Home Equity Loans on the preceding Payment date less 1.5% of the Scheduled
                         Principal Balance of the Home Equity Loans as of the Cut-off Date.

Class BV-2 Limited
Guaranty:                The Class BV-2 Limited Guaranty will be available to
                         pay the Class BV-2 Liquidation Loss Principal Amount and the BV-2 Distribution Amount. The Class BV-2
                         Limited Guaranty will be an unsecured general obligation of Conseco Finance.

Stepdown Date:           The earlier to occur of (i) the later to occur of (A)
                         the Payment Date in March, 2003 and (B) the first
                         Payment Date on which (I) the Class AV Certificate
                         Principal Balance of such Group is less than or equal to 58.10% of the Scheduled Principal Balances of the Home Equity Loans and (ii) the Payment Date on which the Certificate Principal Balance of the Class A
                         Certificates has been reduced to zero.

Initial
Overcollateralization:   The sum of the aggregate cut-off date principal balance
                         of the loans (calculated as described below) included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing Date will exceed the aggregate principal balance of the Certificates on the Closing Date by approximately
                         $4,500,000, which represents approximately 1.5% of the aggregate cut-off date principal balance of the loans included in the trust as of the Closing Date plus the amount on deposit in the Pre-Funding Account on the Closing Date.

Credit Support
Percentage:              Initial Credit Support        After Stepdown Date
                         ----------------------        -------------------
                         Class         Percent       Class            Percent
                         -----         -------       -----            -------
                         AV             20.95%       AV                 41.90%
                         MV-1           15.20%       MV-1               30.40%
                         MV-2            9.20%       MV-2               18.40%
                         BV-1            6.10%       BV-1               12.20%
                         BV-2            1.50%       BV-2                3.00%


Losses on Liquidated
Home Equity Loans:       If net liquidation proceeds from liquidated loans in
                         the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholder, second by the Guaranty Fee otherwise payable to Conseco
                         Finance, third by the Servicing Fee otherwise payable to Conseco Finance (as long as Conseco Finance is the Servicer), fourth by a reduction of the overcollateralization amount, fifth by the Class BV-2
                         Certificates, sixth by the Class BV-1 Certificates, seventh by the Class MV-2 Certificates and eighth by the Class MV-1 Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

Trigger Event:           Stepdown will not occur unless both of the following
                         are true:

                         (1) The three month rolling average percentage of Home Equity Loans that are 60 or more days delinquent does not exceed an amount equal to the product of (i) the senior enhancement percentage for the respective loan group and (ii) 40%:

                               The senior enhancement percentage equals the sum of the Class MV-1 adjusted principal balance, the Class MV-2 adjusted principal balance, the Class BV-1 adjusted principal balance, the Class BV-2 principal balance, and Overcollaterization Amount over the Scheduled Principal Balance of the Home Equity Loans; and

                         (2) The cumulative loss over the cut-off date principal balance does not exceed:

                               Month              Percentage
                               37 - 48              4.20%
                               49 - 60              4.99%
                               61 - 84              5.25%
                               85 and thereafter    5.75%

Purchase Option;
Auction Sale:            Beginning on the Payment Date when the Scheduled
                         Principal Balance of the Home Equity Loans is less than 20% of the Cut-off Date principal balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                         If the holder of the Class C Certificates does not exercise the Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the Home Equity Loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the Home Equity Loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                         If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all Certificates are made will be used to paydown principal as follows:

                         (i) first, to reduce the Class AV Certificates, until the Certificate Principal Balances are reduced to zero,

                         (iii) second, to the remaining Class MV-1 Certificates,
                               Class MV-2 Certificates, Class BV-1 Certificates, and the Class BV-2 Certificates, pro-rata based on the outstanding principal balance, until the Certificate Principal Balances are reduced to zero.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                         DESCRIPTION OF THE COLLATERAL
                             Adjustable Rate Loans

Summary
                                                                             Total               Minimum               Maximum
                                                                             -----               -------               -------
    ---------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance       $161,233,173.85
    Number of Loans                                                          1,339
    Average Original Loan Balance                                      $120,469.09            $11,255.00           $394,000.00
    Average Current Loan Balance                                       $120,413.12            $11,251.93           $386,784.34
    Weighted Average Combined LTV                                            87.76%                18.61%               102.35%
    Weighted Average Gross Coupon                                            9.837%                7.600%               14.400%
    Weighted Average Remaining Term to Maturity (months)                       359                   174                   360
    Weighted Average Original Term (months)                                    359                   180                   360
    Weighted Average Gross Margin                                            6.318%                3.750%                9.950%
    Weighted Average Maximum Rate                                           16.182%               12.990%               24.150%
    Weighted Average Periodic Cap                                            1.110%                1.000%                3.000%
    Weighted Average First Period Cap                                        2.939%                1.000%                6.000%
    Weighted Average FICO Credit Score                                         606
    Weighted Average Debt to Income Ratio                                    41.74%
    -------------------------------------------------------------------------------------------------------------------------------


    -------------------------------------------------------------------------------------------------------------------------------
                                                                    Percent of Statistical Calculation
                                          Range                      Date Aggregate Principal Balance
                                          -----                      ---------------------------------
    Fully Amortizing Loans                                                       99.84%

        Product Type                      2/28 LIBOR                             91.23%
                                          3/27 LIBOR                              7.72%
                                          6 Month LIBOR                           1.06%

        Lien Position                     First                                    100%

        Occupancy Status                  Primary                                99.94%

        Geographic Distribution           California                             12.67%
                                          Maryland                                7.73%
                                          Colorado                                7.18%
                                          Washington                              6.15%
                                          Ohio                                    5.52%
                                          Virginia                                5.20%
                                          Other                                  55.56%*

        Credit Grade                      A-1                                    50.67%
                                          A-2                                    22.66%
                                          B                                      21.63%
                                          C                                       4.38%
                                          D                                       0.66%

    -------------------------------------------------------------------------------------------------------------------------------

    *Due to rounding, may not add to 100%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

     ---------------------------------------------------------------------------
     GEOGRAPHIC DISTRIBUTION

                                     Number of Loans              Aggregate Principal         % of Loans by Outstanding
                                  as of the Statistical      Balance Outstanding as of the   Principal Balance as of the
          State or Territory        Calculation Date         Statistical Calculation Date    Statistical Calculation Date
     --------------------------------------------------------------------------------------------------------------------
     Alabama                                22                   $2,163,067.39                         1.34%
     --------------------------------------------------------------------------------------------------------------------
     Arizona                                33                    3,389,862.17                         2.10
     --------------------------------------------------------------------------------------------------------------------
     Arkansas                                3                      235,971.83                         0.15
     --------------------------------------------------------------------------------------------------------------------
     California                            115                   20,426,922.20                        12.67
     --------------------------------------------------------------------------------------------------------------------
     Colorado                               82                   11,571,297.36                         7.18
     --------------------------------------------------------------------------------------------------------------------
     Connecticut                             2                      297,330.76                         0.18
     --------------------------------------------------------------------------------------------------------------------
     Delaware                                6                      554,248.78                         0.34
     --------------------------------------------------------------------------------------------------------------------
     Florida                                34                    3,703,280.85                         2.30
     --------------------------------------------------------------------------------------------------------------------
     Georgia                                71                    7,850,641.32                         4.87
     --------------------------------------------------------------------------------------------------------------------
     Idaho                                   8                      907,294.00                         0.56
     --------------------------------------------------------------------------------------------------------------------
     Illinois                               61                    6,685,488.10                         4.15
     --------------------------------------------------------------------------------------------------------------------
     Indiana                                70                    6,290,455.30                         3.90
     --------------------------------------------------------------------------------------------------------------------
     Iowa                                    2                      135,395.54                         0.08
     --------------------------------------------------------------------------------------------------------------------
     Kansas                                  9                      791,062.67                         0.49
     --------------------------------------------------------------------------------------------------------------------
     Kentucky                               19                    1,648,700.40                         1.02
     --------------------------------------------------------------------------------------------------------------------
     Louisiana                               8                      921,430.94                         0.57
     --------------------------------------------------------------------------------------------------------------------
     Maryland                               75                   12,468,310.16                         7.73
     --------------------------------------------------------------------------------------------------------------------
     Massachusetts                          13                    1,694,396.36                         1.05
     --------------------------------------------------------------------------------------------------------------------
     Michigan                               44                    4,066,057.08                         2.52
     --------------------------------------------------------------------------------------------------------------------
     Minnesota                              10                    1,405,770.85                         0.87
     --------------------------------------------------------------------------------------------------------------------
     Mississippi                            12                    1,011,435.06                         0.63
     --------------------------------------------------------------------------------------------------------------------
     Missouri                               25                    2,329,481.52                         1.44
     --------------------------------------------------------------------------------------------------------------------
     Montana                                 3                      195,191.40                         0.12
     --------------------------------------------------------------------------------------------------------------------
     Nebraska                                1                       75,650.00                         0.05
     --------------------------------------------------------------------------------------------------------------------
     Nevada                                 27                    3,185,918.11                         1.98
     --------------------------------------------------------------------------------------------------------------------
     New Jersey                             25                    4,141,022.57                         2.57
     --------------------------------------------------------------------------------------------------------------------
     New Mexico                              6                      672,711.95                         0.42
     --------------------------------------------------------------------------------------------------------------------
     New York                                3                      335,085.44                         0.21
     --------------------------------------------------------------------------------------------------------------------
     North Carolina                         47                    5,155,047.33                         3.20
     --------------------------------------------------------------------------------------------------------------------
     Ohio                                   90                    8,893,191.78                         5.52
     --------------------------------------------------------------------------------------------------------------------
     Oklahoma                                8                      708,478.59                         0.44
     --------------------------------------------------------------------------------------------------------------------
     Oregon                                 49                    6,121,667.66                         3.80
     --------------------------------------------------------------------------------------------------------------------
     Pennsylvania                           24                    2,079,181.94                         1.29
     --------------------------------------------------------------------------------------------------------------------
     Rhode Island                           10                    1,168,967.76                         0.73
     --------------------------------------------------------------------------------------------------------------------
     South Carolina                         23                    1,573,512.12                         0.98
     --------------------------------------------------------------------------------------------------------------------
     Tennessee                              31                    2,829,101.91                         1.75
     --------------------------------------------------------------------------------------------------------------------
     Texas                                  55                    5,283,167.50                         3.28
     --------------------------------------------------------------------------------------------------------------------
     Utah                                   43                    5,507,984.88                         3.42
     --------------------------------------------------------------------------------------------------------------------
     Virginia                               57                    8,382,917.34                         5.20
     --------------------------------------------------------------------------------------------------------------------
     Washington                             74                    9,915,308.95                         6.15
     --------------------------------------------------------------------------------------------------------------------
     Washington DC                          14                    1,827,016.72                         1.13
     --------------------------------------------------------------------------------------------------------------------
     West Virginia                           4                      489,935.11                         0.30
     --------------------------------------------------------------------------------------------------------------------
     Wisconsin                              20                    1,977,214.15                         1.23
     --------------------------------------------------------------------------------------------------------------------
     Wyoming                                 1                      167,000.00                         0.10
     --------------------------------------------------------------------------------------------------------------------
                Total                    1,339                 $161,233,173.85                       100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

     --------------------------------------------------------------------------
     YEAR OF ORIGINATION


                                      Number of Loans              Aggregate Principal           % of Loans by Outstanding
                                   as of the Statistical       Balance Outstanding as of the    Principal Balance as of the
       Year of Origination            Calculation Date         Statistical Calculation Date     Statistical Calculation Date
     -----------------------------------------------------------------------------------------------------------------------
     1998                                    9                         $1,334,758.02                        0.83%
     -----------------------------------------------------------------------------------------------------------------------
     1999                                1,330                        159,898,415.83                       99.17
     -----------------------------------------------------------------------------------------------------------------------
           Total                         1,339                       $161,233,173.85                      100.00%

     ---------------------------------------------------------------------------
     ORIGINAL LOAN AMOUNT DISTRIBUTION

                                     Number of Loans            Aggregate Principal          % of Loans by Outstanding
               Range of           as of the Statistical    Balance Outstanding as of the    Principal Balance as of the
         Original Loan Amount       Calculation Date       Statistical Calculation Date     Statistical Calculation Date
     -------------------------------------------------------------------------------------------------------------------
     $ 10,000.01 to $ 20,000.00               1                    $11,251.93                           0.01%
     -------------------------------------------------------------------------------------------------------------------
     $ 20,000.01 to $ 30,000.00              13                    359,425.62                           0.22
     -------------------------------------------------------------------------------------------------------------------
     $ 30,000.01 to $ 40,000.00              25                    904,156.68                           0.56
     -------------------------------------------------------------------------------------------------------------------
     $ 40,000.01 to $ 50,000.00              36                  1,637,493.31                           1.02
     -------------------------------------------------------------------------------------------------------------------
     $ 50,000.01 to $ 60,000.00              91                  5,045,106.13                           3.13
     -------------------------------------------------------------------------------------------------------------------
     $ 60,000.01 to $ 70,000.00             101                  6,566,231.74                           4.07
     -------------------------------------------------------------------------------------------------------------------
     $ 70,000.01 to $ 80,000.00             134                 10,014,278.20                           6.21
     -------------------------------------------------------------------------------------------------------------------
     $ 80,000.01 to $ 90,000.00             101                  8,602,176.82                           5.34
     -------------------------------------------------------------------------------------------------------------------
     $ 90,000.01 to $100,000.00             125                 11,888,006.95                           7.37
     -------------------------------------------------------------------------------------------------------------------
     $100,000.01 to $110,000.00              89                  9,378,483.92                           5.82
     -------------------------------------------------------------------------------------------------------------------
     $110,000.01 to $120,000.00             101                 11,648,133.53                           7.22
     -------------------------------------------------------------------------------------------------------------------
     $120,000.01 to $130,000.00              76                  9,478,574.41                           5.88
     -------------------------------------------------------------------------------------------------------------------
     $130,000.01 to $140,000.00              64                  8,614,529.09                           5.34
     -------------------------------------------------------------------------------------------------------------------
     $140,000.01 to $150,000.00              52                  7,555,464.88                           4.69
     -------------------------------------------------------------------------------------------------------------------
     $150,000.01 to $160,000.00              51                  7,881,962.91                           4.89
     -------------------------------------------------------------------------------------------------------------------
     $160,000.01 to $170,000.00              26                  4,290,716.76                           2.66
     -------------------------------------------------------------------------------------------------------------------
     $170,000.01 to $180,000.00              37                  6,456,429.97                           4.00
     -------------------------------------------------------------------------------------------------------------------
     $180,000.01 to $190,000.00              32                  5,940,118.33                           3.68
     -------------------------------------------------------------------------------------------------------------------
     $190,000.01 to $200,000.00              23                  4,491,420.63                           2.79
     -------------------------------------------------------------------------------------------------------------------
     $200,000.01 to $210,000.00              14                  2,885,849.59                           1.79
     -------------------------------------------------------------------------------------------------------------------
     $210,000.01 to $220,000.00              24                  5,170,773.29                           3.21
     -------------------------------------------------------------------------------------------------------------------
     $220,000.01 to $230,000.00              18                  4,051,118.71                           2.51
     -------------------------------------------------------------------------------------------------------------------
     $230,000.01 to $240,000.00              19                  4,478,843.96                           2.78
     -------------------------------------------------------------------------------------------------------------------
     $240,000.01 to $250,000.00              17                  4,170,094.22                           2.59
     -------------------------------------------------------------------------------------------------------------------
     $250,000.01 to $260,000.00              17                  4,328,337.48                           2.68
     -------------------------------------------------------------------------------------------------------------------
     $260,000.01 to $270,000.00              14                  3,730,675.30                           2.31
     -------------------------------------------------------------------------------------------------------------------
     $270,000.01 to $280,000.00               5                  1,365,254.15                           0.85
     -------------------------------------------------------------------------------------------------------------------
     $280,000.01 to $290,000.00               5                  1,422,165.00                           0.88
     -------------------------------------------------------------------------------------------------------------------
     $290,000.01 to $300,000.00               7                  2,061,781.67                           1.28
     -------------------------------------------------------------------------------------------------------------------
     Over $ 300,000.00                       21                  6,804,318.67                           4.22
     -------------------------------------------------------------------------------------------------------------------
                Total                     1,339               $161,233,173.85                         100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

     --------------------------------------------------------------------------------------------------------------------
     CURRENT LOAN AMOUNT DISTRIBUTION


                                      Number of Loans          Aggregate Principal             % of Loans by Outstanding
               Range of             as of the Statistical    Balance Outstanding as of the     Principal Balance as of the
         Original Loan Amount         Calculation Date        Statistical Calculation Date     Statistical Calculation Date
     -------------------------------------------------------------------------------------------------------------------------
     $ 10,000.01 to $  20,000.00               1                   $11,251.93                           0.01%
     -------------------------------------------------------------------------------------------------------------------------
     $ 20,000.01 to $  30,000.00              13                   359,425.62                           0.22
     -------------------------------------------------------------------------------------------------------------------------
     $ 30,000.01 to $  40,000.00              25                   904,156.68                           0.56
     -------------------------------------------------------------------------------------------------------------------------
     $ 40,000.01 to $  50,000.00              36                 1,637,493.31                           1.02
     -------------------------------------------------------------------------------------------------------------------------
     $ 50,000.01 to $  60,000.00              91                 5,045,106.13                           3.13
     -------------------------------------------------------------------------------------------------------------------------
     $ 60,000.01 to $  70,000.00             102                 6,635,809.83                           4.12
     -------------------------------------------------------------------------------------------------------------------------
     $ 70,000.01 to $  80,000.00             133                 9,944,700.11                           6.17
     -------------------------------------------------------------------------------------------------------------------------
     $ 80,000.01 to $  90,000.00             101                 8,602,176.82                           5.34
     -------------------------------------------------------------------------------------------------------------------------
     $ 90,000.01 to $ 100,000.00             125                11,888,006.95                           7.37
     -------------------------------------------------------------------------------------------------------------------------
     $100,000.01 to $ 110,000.00              89                 9,378,483.92                           5.82
     -------------------------------------------------------------------------------------------------------------------------
     $110,000.01 to $ 120,000.00             101                11,648,133.53                           7.22
     -------------------------------------------------------------------------------------------------------------------------
     $120,000.01 to $ 130,000.00              76                 9,478,574.41                           5.88
     -------------------------------------------------------------------------------------------------------------------------
     $130,000.01 to $ 140,000.00              64                 8,614,529.09                           5.34
     -------------------------------------------------------------------------------------------------------------------------
     $140,000.01 to $ 150,000.00              52                 7,555,464.88                           4.69
     -------------------------------------------------------------------------------------------------------------------------
     $150,000.01 to $ 160,000.00              51                 7,881,962.91                           4.89
     -------------------------------------------------------------------------------------------------------------------------
     $160,000.01 to $ 170,000.00              27                 4,460,691.37                           2.77
     -------------------------------------------------------------------------------------------------------------------------
     $170,000.01 to $ 180,000.00              36                 6,286,455.36                           3.9
     -------------------------------------------------------------------------------------------------------------------------
     $180,000.01 to $ 190,000.00              32                 5,940,118.33                           3.68
     -------------------------------------------------------------------------------------------------------------------------
     $190,000.01 to $ 200,000.00              23                 4,491,420.63                           2.79
     -------------------------------------------------------------------------------------------------------------------------
     $200,000.01 to $ 210,000.00              14                 2,885,849.59                           1.79
     -------------------------------------------------------------------------------------------------------------------------
     $210,000.01 to $ 220,000.00              24                 5,170,773.29                           3.21
     -------------------------------------------------------------------------------------------------------------------------
     $220,000.01 to $ 230,000.00              18                 4,051,118.71                           2.51
     -------------------------------------------------------------------------------------------------------------------------
     $230,000.01 to $ 240,000.00              19                 4,478,843.96                           2.78
     -------------------------------------------------------------------------------------------------------------------------
     $240,000.01 to $ 250,000.00              17                 4,170,094.22                           2.59
     -------------------------------------------------------------------------------------------------------------------------
     $250,000.01 to $ 260,000.00              17                 4,328,337.48                           2.68
     -------------------------------------------------------------------------------------------------------------------------
     $260,000.01 to $ 270,000.00              14                 3,730,675.30                           2.31
     -------------------------------------------------------------------------------------------------------------------------
     $270,000.01 to $ 280,000.00               5                 1,365,254.15                           0.85
     -------------------------------------------------------------------------------------------------------------------------
     $280,000.01 to $ 290,000.00               5                 1,422,165.00                           0.88
     -------------------------------------------------------------------------------------------------------------------------
     $290,000.01 to $ 300,000.00               7                 2,061,781.67                           1.28
     -------------------------------------------------------------------------------------------------------------------------
     Over $ 300,000.00                        21                 6,804,318.67                           4.22
     -------------------------------------------------------------------------------------------------------------------------
                Total                      1,339              $161,233,173.85                         100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

     --------------------------------------------------------------------------------------------------------------------
     INTEREST RATE DISTRIBUTION


                                      Number of Loans          Aggregate Principal             % of Loans by Outstanding
               Range of             as of the Statistical    Balance Outstanding as of the     Principal Balance as of the
         Original Loan Amount         Calculation Date        Statistical Calculation Date     Statistical Calculation Date
     -------------------------------------------------------------------------------------------------------------------------
      Less than 8.001%                          6               $    890,910.32                            0.55%
     -------------------------------------------------------------------------------------------------------------------------
       8.001%   to  8.500%                     26                  3,584,173.77                            2.22
     -------------------------------------------------------------------------------------------------------------------------
       8.501%   to  9.000%                    226                 31,476,575.69                           19.52
     -------------------------------------------------------------------------------------------------------------------------
       9.001%   to  9.500%                    217                 29,561,243.47                           18.33
     -------------------------------------------------------------------------------------------------------------------------
       9.501%   to 10.000%                    375                 45,296,412.89                           28.09
     -------------------------------------------------------------------------------------------------------------------------
      10.001%   to 10.500%                    197                 21,999,543.80                           13.64
     -------------------------------------------------------------------------------------------------------------------------
      10.501%   to 11.000%                    163                 17,582,932.25                           10.91
     -------------------------------------------------------------------------------------------------------------------------
      11.001%   to 11.500%                     57                  5,596,680.97                            3.47
     -------------------------------------------------------------------------------------------------------------------------
      11.501%   to 12.000%                     42                  3,114,818.37                            1.93
     -------------------------------------------------------------------------------------------------------------------------
      12.001%   to 12.500%                     12                  1,043,221.57                            0.65
     -------------------------------------------------------------------------------------------------------------------------
      12.501%   to 13.000%                     12                    702,481.33                            0.44
     -------------------------------------------------------------------------------------------------------------------------
      13.001%   to 13.500%                      3                    100,834.91                            0.06
     -------------------------------------------------------------------------------------------------------------------------
      13.501%   to 14.000%                      1                    210,656.58                            0.13
     -------------------------------------------------------------------------------------------------------------------------
      14.001%   to 14.500%                      2                     72,687.93                            0.05
     -------------------------------------------------------------------------------------------------------------------------
                 Total                      1,339               $161,233,173.85                          100.00%



     --------------------------------------------------------------------------------------------------------------------
     REMAINING MONTHS TO MATURITY


                                     Number of Loans           Aggregate Principal            % of Loans by Outstanding
          Range of Remaining        as of the Statistical   Balance Outstanding as of the     Principal Balance as of the
          Months to Maturity        Calculation Date         Statistical Calculation Date     Statistical Calculation Date
     -------------------------------------------------------------------------------------------------------------------------
     169  to  180                             4                   $435,640.21                              0.27%
     -------------------------------------------------------------------------------------------------------------------------
     217  to  228                             1                    234,390.00                              0.15
     -------------------------------------------------------------------------------------------------------------------------
     337  to  348                             8                  1,110,965.77                              0.69
     -------------------------------------------------------------------------------------------------------------------------
     349  to  360                         1,326                159,452,177.87                             98.90
     -------------------------------------------------------------------------------------------------------------------------
                Total                     1,339               $161,233,173.85                            100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

     --------------------------------------------------------------------------------------------------------------------
     LIEN POSITION


                                     Number of Loans         Aggregate Principal            % of Loans by Outstanding
                                   as of the Statistical  Balance Outstanding as of the     Principal Balance as of the
                 Lien               Calculation Date       Statistical Calculation Date     Statistical Calculation Date
     --------------------------------------------------------------------------------------------------------------------
     First                                1,339               $161,233,173.85                            100.00%
     --------------------------------------------------------------------------------------------------------------------
                Total                     1,339               $161,233,173.85                            100.00%

     --------------------------------------------------------------------------------------------------------------------
     COMBINED LOAN-TO-VALUE RATIO


                                     Number of Loans         Aggregate Principal            % of Loans by Outstanding
          Range of Combined        as of the Statistical  Balance Outstanding as of the     Principal Balance as of the
         Loan-to-Value Ratios       Calculation Date       Statistical Calculation Date     Statistical Calculation Date
     --------------------------------------------------------------------------------------------------------------------
     0.01%  to  20.00%                        1                    $40,000.00                              0.02%
     --------------------------------------------------------------------------------------------------------------------
     20.01%  to  30.00%                       1                     29,693.87                              0.02
     --------------------------------------------------------------------------------------------------------------------
     30.01%  to  40.00%                       2                    167,467.29                              0.10
     --------------------------------------------------------------------------------------------------------------------
     40.01%  to  50.00%                       3                    136,752.43                              0.08
     --------------------------------------------------------------------------------------------------------------------
     50.01%  to  60.00%                       5                    370,408.29                              0.23
     --------------------------------------------------------------------------------------------------------------------
     60.01%  to  70.00%                      32                  2,627,287.55                              1.63
     --------------------------------------------------------------------------------------------------------------------
     70.01%  to  80.00%                     316                 34,782,170.56                             21.57
     --------------------------------------------------------------------------------------------------------------------
     80.01%  to  90.00%                     652                 76,196,723.38                             47.26
     --------------------------------------------------------------------------------------------------------------------
     90.01%  to 100.00%                     325                 46,511,884.66                             28.85
     --------------------------------------------------------------------------------------------------------------------
     Over 100.00%                             2                    370,785.82                              0.23
     --------------------------------------------------------------------------------------------------------------------
                Total                     1,339               $161,233,173.85                            100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

     --------------------------------------------------------------------------------------------------------------------
     GROSS MARGIN


                                     Number of Loans         Aggregate Principal           % of Loans by Outstanding
               Range of           as of the Statistical   Balance Outstanding as of the    Principal Balance as of the
             Gross Margin           Calculation Date        Statistical Calculation Date   Statistical Calculation Date
     --------------------------------------------------------------------------------------------------------------------
     3.501% to  4.000%                        2                   $154,333.40                              0.10%
     --------------------------------------------------------------------------------------------------------------------
     4.001% to  4.500%                        9                  1,292,745.72                              0.80
     --------------------------------------------------------------------------------------------------------------------
     4.501% to  5.000%                       33                  4,299,562.83                              2.67
     --------------------------------------------------------------------------------------------------------------------
     5.001% to  5.500%                      147                 19,897,097.69                             12.34
     --------------------------------------------------------------------------------------------------------------------
     5.501% to  6.000%                      274                 37,385,619.69                             23.19
     --------------------------------------------------------------------------------------------------------------------
     6.001% to  6.500%                      323                 39,251,540.13                             24.34
     --------------------------------------------------------------------------------------------------------------------
     6.501% to  7.000%                      314                 35,455,236.88                             21.99
     --------------------------------------------------------------------------------------------------------------------
     7.001% to  7.500%                      143                 14,864,623.56                              9.22
     --------------------------------------------------------------------------------------------------------------------
     7.501% to  8.000%                       48                  4,552,019.99                              2.82
     --------------------------------------------------------------------------------------------------------------------
     8.001% to  8.500%                       26                  2,519,370.11                              1.56
     --------------------------------------------------------------------------------------------------------------------
     8.501% to  9.000%                       15                  1,211,967.57                              0.75
     --------------------------------------------------------------------------------------------------------------------
     9.001% to  9.500%                        3                    186,477.38                              0.12
     --------------------------------------------------------------------------------------------------------------------
     9.501% to 10.000%                        2                    162,578.90                              0.10
     --------------------------------------------------------------------------------------------------------------------
                Total                     1,339               $161,233,173.85                            100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

--------------------------------------------------------------------------------------------------------------------------
MONTH OF NEXT RATE ADJUSTMENT

                              Number of Loans                  Aggregate Principal              % of Loans by Outstanding
 Month of Next             as of the Statistical          Balance Outstanding as of the        Principal Balance as of the
Rate Adjustment               Calculation Date            Statistical Calculation Date        Statistical Calculation Date
--------------------------------------------------------------------------------------------------------------------------
April 2000                           1                            $118,882.97                           0.07%
--------------------------------------------------------------------------------------------------------------------------
June 2000                            4                             267,579.12                           0.17
--------------------------------------------------------------------------------------------------------------------------
October 2000                         2                             438,957.20                           0.27
--------------------------------------------------------------------------------------------------------------------------
November 2000                        3                             466,242.56                           0.29
--------------------------------------------------------------------------------------------------------------------------
December 2000                        1                              94,786.89                           0.06
--------------------------------------------------------------------------------------------------------------------------
January 2001                         2                             287,442.25                           0.18
--------------------------------------------------------------------------------------------------------------------------
February 20001                       2                             159,197.30                           0.10
--------------------------------------------------------------------------------------------------------------------------
March 2001                           1                             245,457.25                           0.15
--------------------------------------------------------------------------------------------------------------------------
May 2001                             1                              82,525.82                           0.05
--------------------------------------------------------------------------------------------------------------------------
June 2001                            4                             377,594.88                           0.23
--------------------------------------------------------------------------------------------------------------------------
July 2001                            5                             899,012.25                           0.56
--------------------------------------------------------------------------------------------------------------------------
August 2001                          9                             920,692.22                           0.57
--------------------------------------------------------------------------------------------------------------------------
September 2001                      28                           3,201,840.08                           1.99
--------------------------------------------------------------------------------------------------------------------------
October 2001                       116                          13,332,237.86                           8.27
--------------------------------------------------------------------------------------------------------------------------
November 2001                      425                          47,882,764.81                           9.70
--------------------------------------------------------------------------------------------------------------------------
December 2001                      503                          62,931,177.88                           9.03
--------------------------------------------------------------------------------------------------------------------------
January 2002                       125                          17,086,670.00                           0.60
--------------------------------------------------------------------------------------------------------------------------
March 2002                           1                              72,431.36                           0.04
--------------------------------------------------------------------------------------------------------------------------
May 2002                             1                              65,348.87                           0.04
--------------------------------------------------------------------------------------------------------------------------
July 2002                            1                             163,611.40                           0.10
-----------------------------------------------------------------------------------------------------------------------------
August 2002                          2                             269,276.46                           0.17
-----------------------------------------------------------------------------------------------------------------------------
September 2002                       1                             100,664.81                           0.06
-----------------------------------------------------------------------------------------------------------------------------
October 2002                         3                             344,025.89                           0.21
-----------------------------------------------------------------------------------------------------------------------------
November 2002                       20                           1,882,863.72                           1.17
-----------------------------------------------------------------------------------------------------------------------------
December 2002                       65                           7,895,640.00                           4.90
-----------------------------------------------------------------------------------------------------------------------------
January 2003                        13                           1,646,250.00                           1.02
-----------------------------------------------------------------------------------------------------------------------------
           Total                 1,339                        $161,233,173.85                         100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the Issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT|FIRST
SUISSE|BOSTON

--------------------------------------------------------------------------------------------------------------------
MAXIMUM RATE

                              Number of Loans             Aggregate Principal            % of Loans by Outstanding
       Range of            as of the Statistical    Balance Outstanding as of the       Principal Balance as of the
     Maximum Rates            Calculation Date       Statistical Calculation Date       Statistical Calculation Date
--------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                     4                           $874,400.60                         0.54%
--------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                     1                             96,260.90                         0.06
--------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                     3                            272,047.66                         0.17
--------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                    22                          3,012,951.56                         1.87
--------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                   170                         23,367,100.20                        14.49
--------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                   135                         17,663,265.51                        10.96
--------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                   300                         37,206,035.05                        23.08
--------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                   226                         28,427,288.98                        17.63
--------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                   222                         25,420,593.15                        15.77
--------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                    91                          9,311,273.53                         5.78
--------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                    92                          9,561,224.80                         5.93
--------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                    28                          2,538,972.96                         1.57
--------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%                    29                          2,270,746.75                         1.41
--------------------------------------------------------------------------------------------------------------------
19.001% to 19.500%                     7                            426,870.75                         0.26
--------------------------------------------------------------------------------------------------------------------
19.501% to 20.000%                     2                            134,800.00                         0.08
--------------------------------------------------------------------------------------------------------------------
20.001% to 20.500%                     3                            283,344.51                         0.18
--------------------------------------------------------------------------------------------------------------------
20.501% to 21.000%                     2                            123,949.54                         0.08
--------------------------------------------------------------------------------------------------------------------
21.501% to 22.000%                     1                             71,400.00                         0.04
--------------------------------------------------------------------------------------------------------------------
24.001% to 24.500%                     1                            170,647.40                         0.11
--------------------------------------------------------------------------------------------------------------------
           Total                   1,339                       $161,233,173.85                       100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the Issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT|FIRST
SUISSE|BOSTON

     --------------------------------------------------------------------------------------------------------------------
     MINIMUM RATE

                                      Number of Loans          Aggregate Principal          % of Loans by Outstanding
             Range of             as of the Statistical   Balance Outstanding as of the    Principal Balance as of the
          Minumum Rates              Calculation Date      Statistical Calculation Date    Statistical Calculation Date
     --------------------------------------------------------------------------------------------------------------------
     0.000% to  5.000%                         8                   $908,940.33                         0.56%
     --------------------------------------------------------------------------------------------------------------------
     5.001% to  5.500%                        59                  8,426,977.09                         5.23
     --------------------------------------------------------------------------------------------------------------------
     5.501% to  6.000%                        61                  9,269,457.67                         5.75
     --------------------------------------------------------------------------------------------------------------------
     6.001% to  6.500%                        68                  8,059,628.87                         5.00
     --------------------------------------------------------------------------------------------------------------------
     6.501% to  7.000%                        66                  7,508,241.52                         4.66
     --------------------------------------------------------------------------------------------------------------------
     7.001% to  7.500%                        41                  4,297,020.76                         2.67
     --------------------------------------------------------------------------------------------------------------------
     7.501% to  8.000%                        26                  2,761,706.42                         1.71
     --------------------------------------------------------------------------------------------------------------------
     8.001% to  8.500%                        30                  3,567,822.55                         2.21
     --------------------------------------------------------------------------------------------------------------------
     8.501% to  9.000%                       147                 19,655,583.18                        12.19
     --------------------------------------------------------------------------------------------------------------------
     9.001% to  9.500%                       173                 23,474,989.39                        14.56
     --------------------------------------------------------------------------------------------------------------------
     9.501% to 10.000%                       292                 35,299,230.83                        21.89
     --------------------------------------------------------------------------------------------------------------------
     10.001% to 10.500%                      148                 16,542,030.36                        10.26
     --------------------------------------------------------------------------------------------------------------------
     10.501% to 11.000%                      124                 13,483,232.14                         8.36
     --------------------------------------------------------------------------------------------------------------------
     11.001% to 11.500%                       42                  4,129,983.26                         2.56
     --------------------------------------------------------------------------------------------------------------------
     11.501% to 12.000%                       28                  2,126,800.64                         1.32
     --------------------------------------------------------------------------------------------------------------------
     12.001% to 12.500%                        8                    634,868.09                         0.39
     --------------------------------------------------------------------------------------------------------------------
     12.501% to 13.000%                       12                    702,481.33                         0.44
     --------------------------------------------------------------------------------------------------------------------
     13.001% to 13.500%                        3                    100,834.91                         0.06
     --------------------------------------------------------------------------------------------------------------------
     13.501% to 14.000%                        1                    210,656.58                         0.13
     --------------------------------------------------------------------------------------------------------------------
     14.001% to 14.500%                        2                     72,687.93                         0.05
     --------------------------------------------------------------------------------------------------------------------
                Total                      1,339               $161,233,173.85                       100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT|FIRST
SUISSE|BOSTON

                             PREPAYMENT SCENARIOS

                     --------------------------------------------------------------------------------------------
                         Scenario I         Scenario II        Scenario III       Scenario IV         Scenario V
                     --------------------------------------------------------------------------------------------

CPR/(1)/                    18%                 24%                30%                36%                42%
                     --------------------------------------------------------------------------------------------

(1)      Conditional prepayment rate ("CPR") percentage.


                          CPR PREPAYMENT SENSITIVITIES

                      --------------------------------------------------------------------------------------------------
                          Scenario I          Scenario II        Scenario III         Scenario IV         Scenario V
                         WAL/Last Pay        WAL/Last Pay        WAL/Last Pay        WAL/Last Pay        WAL/Last Pay
                         ------------        ------------        ------------        ------------        ------------
                      --------------------------------------------------------------------------------------------------

To Call
------------------------------------------------------------------------------------------------------------------------
AV                      3.24     12/07      2.34     11/05      1.71     07/04      1.29     09/03      1.04     12/02
-------------------------------------------------------------------------------------------------------------------------
MV-1                    6.29     12/07      4.71     11/05      4.15     07/04      3.56     09/03      2.89     01/03
-------------------------------------------------------------------------------------------------------------------------
MV-2                    6.29     12/07      4.67     11/05      3.94     07/04      3.56     09/03      2.89     01/03
-------------------------------------------------------------------------------------------------------------------------
BV-1                    6.29     12/07      4.66     11/05      3.83     07/04      3.50     09/03      2.89     01/03
-------------------------------------------------------------------------------------------------------------------------
BV-2                    5.79     12/07      4.29     11/05      3.57     07/04      3.27     09/03      2.89     01/03
-------------------------------------------------------------------------------------------------------------------------


To Maturity
-------------------------------------------------------------------------------------------------------------------------

AV                      3.46     01/11      2.52     06/08      1.87     10/06      1.32     09/04      1.04     12/02
-------------------------------------------------------------------------------------------------------------------------
MV-1                    7.87     06/13      6.00     08/10      5.23     08/08      5.62     04/07      3.84     04/06
-------------------------------------------------------------------------------------------------------------------------
MV-2                    7.86     06/13      5.94     08/10      4.99     08/08      4.82     04/07      4.44     04/06
-------------------------------------------------------------------------------------------------------------------------
BV-1                    7.86     06/13      5.92     08/10      4.88     08/08      4.14     04/07      4.44     04/06
-------------------------------------------------------------------------------------------------------------------------
BV-2                    6.48     06/13      4.78     08/10      3.92     08/08      3.43     04/07      3.44     04/06
-------------------------------------------------------------------------------------------------------------------------

* The Certificates will be priced using a constant prepayment rate of 30% CPR.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT|FIRST
SUISSE|BOSTON

                          BOND SUMMARY (to Maturity)
                          -------------------------

AV (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.23                6.23               6.23                6.22                6.22
Average Life (yrs.)                       3.46                2.52               1.87                1.32                1.04
Modified Duration (yrs.)                  2.82                2.15               1.64                1.21                0.96
First Principal Payment Date           03/15/2000          03/15/2000         03/15/2000          03/15/2000          03/15/2000
Last Principal Payment Date            01/15/2011          06/15/2008         10/15/2006          09/15/2004          12/15/2002
Payment Windows (mos.)                   1 - 131            1 - 100             1 - 80              1 - 55              1 - 34

MV-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.59                6.59               6.59                6.59                6.59
Average Life (yrs.)                       7.87                6.00               5.23                5.62                3.84
Modified Duration (yrs.)                  5.76                4.68               4.24                4.56                3.28
First Principal Payment Date           07/15/2003          06/15/2003         11/15/2003          09/15/2004          12/15/2002
Last Principal Payment Date            06/15/2013          08/15/2010         08/15/2008          04/15/2007          04/15/2006
Payment Windows (mos.)                  41 - 160            40 - 126           45 - 102             55 - 86             34 - 74

MV-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.22                7.22               7.22                7.22                7.22
Average Life (yrs.)                       7.86                5.94               4.99                4.82                4.44
Modified Duration (yrs.)                  5.61                4.54               3.99                3.93                3.67
First Principal Payment Date           07/15/2003          04/15/2003         07/15/2003          09/15/2003          03/15/2003
Last Principal Payment Date            06/15/2013          08/15/2010         08/15/2008          04/15/2007          04/15/2006
Payment Windows (mos.)                  41 - 160            38 - 126           41 - 102             43 - 86             37 - 74

BV-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           8.84                8.84               8.84                8.84                8.84
Average Life (yrs.)                       7.86                5.92               4.88                4.14                4.44
Modified Duration (yrs.)                  5.24                4.29               3.73                3.31                3.53
First Principal Payment Date           07/15/2003          04/15/2003         05/15/2003          06/15/2003          03/15/2003
Last Principal Payment Date            06/15/2013          08/15/2010         08/15/2008          04/15/2007          04/15/2006
Payment Windows (mos.)                  41 - 160            38 - 126           39 - 102             40 - 86             37 - 74

BV-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           10.00              10.09               10.16               10.21               10.21
Average Life (yrs.)                       6.48                4.78               3.92                3.43                3.44
Modified Duration (yrs.)                  4.44                3.56               3.07                2.78                2.79
First Principal Payment Date           07/15/2003          03/15/2003         03/15/2003          03/15/2003          03/15/2003
Last Principal Payment Date            06/15/2013          08/15/2010         08/15/2008          04/15/2007          04/15/2006
Payment Windows (mos.)                  41 - 160            37 - 126           37 - 102             37 - 86             37 - 74


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                             BOND SUMMARY (to Call)
                             ----------------------

AV (To Call)
---------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
---------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.23                6.23               6.22                6.22                6.22
Average Life (yrs.)                       3.24                2.34               1.71                1.29                1.04
Modified Duration (yrs.)                  2.70                2.03               1.53                1.18                0.96
First Principal Payment Date           03/15/2000          03/15/2000         03/15/2000          03/15/2000          03/15/2000
Last Principal Payment Date            12/15/2007          11/15/2005         07/15/2004          09/15/2003          12/15/2002
Payment Windows (mos.)                   1 - 94              1 - 69             1 - 53              1 - 43              1 - 34

MV-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
---------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           6.59                6.59               6.59                6.59                6.59
Average Life (yrs.)                       6.29                4.71               4.15                3.56                2.89
Modified Duration (yrs.)                  4.96                3.91               3.53                3.09                2.55
First Principal Payment Date           07/15/2003          06/15/2003         11/15/2003          09/15/2003          12/15/2002
Last Principal Payment Date            12/15/2007          11/15/2005         07/15/2004          09/15/2003          01/15/2003
Payment Windows (mos.)                   41 - 94            40 - 69             45 - 53             43 - 43             34 - 35

MV-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
CPR                                        18%                24%                 30%                 36%                 42%
---------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           7.22                7.22               7.22                7.22                7.22
Average Life (yrs.)                       6.29                4.67               3.94                3.56                2.89
Modified Duration (yrs.)                  4.85                3.82               3.32                3.05                2.53
First Principal Payment Date           07/15/2003          04/15/2003         07/15/2003          09/15/2003          01/15/2003
Last Principal Payment Date            12/15/2007          11/15/2005         07/15/2004          09/15/2003          01/15/2003
Payment Windows (mos.)                   41 - 94            38 - 69             41 - 53             43 - 43             35 - 35

BV-1 (To Call)
CPR                                        18%                24%                 30%                 36%                 42%
---------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                           8.84                8.84               8.84                8.84                8.85
Average Life (yrs.)                       6.29                4.66               3.83                3.50                2.89
Modified Duration (yrs.)                  4.60                3.65               3.13                2.90                2.46
First Principal Payment Date           07/15/2003          04/15/2003         05/15/2003          06/15/2003          01/15/2003
Last Principal Payment Date            12/15/2007          11/15/2005         07/15/2004          09/15/2003          01/15/2003
Payment Windows (mos.)                   41 - 94            38 - 69             39 - 53             40 - 43             35 - 35

BV-2 (To Call)
CPR                                        18%                24%                 30%                 36%                 42%
---------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                          10.00               10.09              10.16               10.19               10.27
Average Life (yrs.)                       5.79                4.29               3.57                3.27                2.89
Modified Duration (yrs.)                  4.19                3.33               2.88                2.68                2.42
First Principal Payment Date           07/15/2003          03/15/2003         03/15/2003          03/15/2003          01/15/2003
Last Principal Payment Date            12/15/2007          11/15/2005         07/15/2004          09/15/2003          01/15/2003
Payment Windows (mos.)                   41 - 94            37 - 69             37 - 53             37 - 43             35 - 35

The above analysis is not intended to be a prospectus and any investment decision with respect to the Security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                      ADJUSTABLE RATE NET FUNDS CAP RATE*
                      ----------------------------------

                Period                          Period
                ------                          ------
                  1      5.02                     45    12.01
                  2      9.34                     46    12.01
                  3      9.34                     47    12.01
                  4      9.34                     48    12.01
                  5      9.34                     49    12.01
                  6      9.34                     50    12.04
                  7      9.34                     51    12.04
                  8      9.34                     52    12.04
                  9      9.34                     53    12.04
                  10     9.34                     54    12.04
                  11     9.34
                  12     9.34
                  13     9.34
                  14     9.34
                  15     9.34
                  16     9.35
                  17     9.35
                  18     9.35
                  19     9.35
                  20     9.36
                  21     9.36
                  22     9.37
                  23     9.42
                  24     9.60
                  25     9.82
                  26    10.25
                  27    10.25
                  28    10.27
                  29    10.32
                  30    10.50
                  31    10.83
                  32    11.25
                  33    11.26
                  34    11.27
                  35    11.30
                  36    11.40
                  37    11.59
                  38    11.89
                  39    11.89
                  40    11.89
                  41    11.89
                  42    11.89
                  43    11.92
                  44    12.01


* Calculated assuming 6 month LIBOR stays constant at 6.2200%; run at the pricing speed to call.


The above analysis is not intended to be a prospectus and any investment decision with respect to the Security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON